UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 5, 2009

NEOHYDRO TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-53669
(State or other jurisdiction of incorporation)	(Commission File No.)

200 Centennial Avenue
Suite 200
Piscataway, New Jersey 08854
(Address of principal executive offices and Zip Code)

732-377-2063
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE

On October 5, 2009, we announced that we identify stationary power generation systems as a potential market for our Green Interactive Hybrid System (GIHS) and that our turbo supplier is working on a diesel version of the remote mounted turbocharger that has been perfected and proven for gasoline.

On October 6, 2009, we announced that a comparison of the Chevy Tahoe fitted with the Green Interactive Hybrid System (GIHS) compared to that of the Chevy Tahoe Hybrid shows significantly better fuel economy numbers.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Document Description

99.1	Press release for October 5, 2009
99.2	Press release for October 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 7th day of October, 2009.

NEOHYDRO TECHNOLOGIES CORP.

BY:	MICHAEL KULCHESKI
Michael Kulcheski
President